UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2023
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
 Fannie Mae

Federally chartered corporation	0-50231	52-0883107	1100 15th Street, NW			800	232-6643
			Washington,	DC	20005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(Address of principal executive offices, including zip code)			(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Change in President
On November 9, 2023, David C. Benson, President of Fannie Mae (formally, the Federal National Mortgage Association), notified Fannie Mae that he intends to retire in early-to-mid 2024. On November 14, 2023, Fannie Mae’s Board of Directors appointed Priscilla Almodovar, Fannie Mae’s Chief Executive Officer, age 56, as President in addition to her role as Chief Executive Officer. Ms. Almodovar’s appointment as President, which is subject to review by the Federal Housing Finance Agency (“FHFA”), will be effective the day following Mr. Benson’s departure.
For a description of Ms. Almodovar’s business experience, see “Directors, Executive Officers and Corporate Governance—Directors” in Fannie Mae’s annual report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on February 14, 2023 (“2022 Form 10-K”). For a description of Fannie Mae’s business relationships with Ms. Almodovar’s former employer Enterprise Community Partners, Inc. and related entities, see “Certain Relationships and Related Transactions, and Director Independence—Transactions with Related Persons—Transactions with Enterprise Community Partners, Inc.” in Fannie Mae’s 2022 Form 10-K.
Changes in Chief Administrative Officer and General Counsel
Also on November 9, 2023, Jeffery R. Hayward, Fannie Mae’s Executive Vice President and Chief Administrative Officer, notified Fannie Mae that he intends to retire on December 31, 2023. On November 14, 2023, Fannie Mae’s Board of Directors appointed Stergios “Terry” Theologides, Fannie Mae’s current Executive Vice President, General Counsel, and Corporate Secretary, to succeed Mr. Hayward as Executive Vice President and Chief Administrative Officer, effective the day following Mr. Hayward’s departure. The Board also appointed Danielle McCoy, Fannie Mae’s Senior Vice President, Deputy General Counsel and Deputy Corporate Secretary, to succeed Mr. Theologides as General Counsel and Corporate Secretary, effective upon Mr. Theologides assuming the role of Chief Administrative Officer. These appointments are subject to review by FHFA. Upon Ms. McCoy assuming her new role, Mr. Theologides will cease serving as General Counsel and Corporate Secretary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Wells M. Engledow
Wells M. Engledow
Enterprise Deputy General Counsel—Senior Vice President
Date: November 14, 2023